WB CAPITAL MUTUAL FUNDS

Supplement dated October 14, 2009

to the

Prospectuses (“Prospectuses”) and Statement of Additional Information (“SAI”)

dated July 29, 2009

for

Liquid Assets Fund - “ S2”, “T” and “I” shares

Institutional Reserves Fund

Institutional Money Market Fund

Limited Term Bond Fund

Bond Fund

Municipal Bond Fund

This supplements and amends the WB Capital Mutual Funds Prospectuses and SAI for the above referenced WB Capital Mutual Funds (“Funds”) dated July 29, 2009.

On October 1, 2009, West Bancorporation announced that it had signed a stock purchase agreement to sell ownership of WB Capital Management Inc., the Fund’s investment adviser (the “Adviser”) to Miles Capital Holdings, Inc. to be closed on or about December 31, 2009. As a result, on October 13, 2009, the Fund’s Board of Directors (the "Board") met to consider: (1) a new investment advisory agreement between the Adviser and the Funds to be effective at closing; and (2) the submission of a proposal to the Funds' shareholders at a shareholder meeting to be held on December 15, 2009 to approve the new investment management agreement. The Board approved both of these proposals. Shareholders who own shares as of October 28, 2009 will receive a proxy statement on or about November 2, 2009 that will describe the proposals in more detail.

Please keep this supplement for future reference.

This supplement is dated October 14, 2009.